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                                                                  Exhibit 16(b)


                               LAWRENCE P. RUB, C.P.A.
                                 3130 Ellerslie Court
                               Glenwood, Maryland 21738
                                    (410-489-5354)





                             June 22, 1996


Board of Directors
Sun Harbor Financial Resources, Inc.
50001 East Commercenter Drive, Suite 245
Bakersfield, California  93309

To the Board of Directors:

    My office will accept the position of auditor for Sun Harbor Financial Resources, Inc. effective June 16, 1996.

                             Sincerely yours,


                             /s/LAWRENCE P. RUB

                             Lawrence P. Rub
                             Certified Public Accountant


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